UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 15, 2017
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-35769	46-2950970
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 416-3400
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
News Corporation (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting") on November 15, 2017. A brief description of the matters voted upon at the Annual Meeting and the voting results on such matters is set forth below.

 Proposal 1: The following individuals were elected to serve as Directors of the Company:
Name	For	Against	Abstain	Broker Non-Votes
K. Rupert Murdoch	159,315,880	11,814,522	527,584	1,702,331
Lachlan K. Murdoch	142,137,495	29,056,307	464,184	1,702,331
Robert J. Thomson	162,053,222	9,252,283	352,481	1,702,331
Kelly Ayotte	165,103,803	6,201,143	353,040	1,702,331
José María Aznar	149,854,781	21,336,478	466,727	1,702,331
Natalie Bancroft	138,112,173	33,256,251	289,562	1,702,331
Peter L. Barnes	155,398,225	15,791,644	468,117	1,702,331
Joel I. Klein	159,382,832	11,921,712	353,442	1,702,331
James R. Murdoch	126,168,245	44,963,248	526,493	1,702,331
Ana Paula Pessoa	162,378,015	8,926,835	353,136	1,702,331
Masroor Siddiqui	162,286,624	9,017,121	354,241	1,702,331
Proposal 2: A proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2018 passed:

For:	172,242,213
Against:	764,888
Abstain:	353,216
Proposal 3: A proposal to approve, on an advisory, nonbinding basis, the Company's executive compensation passed:

For:	158,821,669
Against:	12,542,529
Abstain:	293,788
Broker Non-Votes:	1,702,331

ITEM 7.01	REGULATION FD DISCLOSURE
On November 15, 2017, K. Rupert Murdoch, the Company's Executive Chairman, and Robert Thomson, the Company's Chief Executive, addressed stockholders at the Annual Meeting. A copy of Messrs. Murdoch's and Thomson's remarks prepared for the Annual Meeting is furnished as Exhibit 99.1 hereto.

The information under this caption Item 7.01, including information furnished in any related exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
99.1	Remarks of the Executive Chairman and the Chief Executive prepared for the Company's Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Michael L. Bunder
Michael L. Bunder
Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: November 15, 2017